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                                                                   Exhibit 10.43

            First Amendment to Severed, Amended and Restated Master Lease Agreement No. 2, effective as of the 2 day of March, 2004 (this "AMENDMENT"), between Americold Realty Trust, a Maryland real estate investment trust, as landlord ("LANDLORD"), and Americold Logistics, LLC, a Delaware limited liability company, as tenant ("TENANT").

                               W I T N E S E T H:
                               ------------------

            WHEREAS, Landlord and Tenant are parties to that certain Severed, Amended and Restated Master Lease Agreement No. 1, dated as of February 5, 2004 (the "Master Lease");

            WHEREAS, Landlord and Tenant wish to amend the Master Lease (as set forth more fully below) in order to expand the maturity of the current rent deferral period.

            NOW, THEREFORE, for TEN DOLLARS and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. DEFINITIONS. All capitalized terms used but not defined herein shall have the meanings given such terms in the Master Lease.

            2. RENT. The paragraph in Section 3.1(a) of the Lease beginning with the phrase "Notwithstanding the foregoing, for each Lease Year through the Lease Year expiring December 31, 2004, to the extent that Available Cash is less than the amount of Minimum Rent and Percentage Rent," through (and including) the sentence "Tenant's failure to pay to Landlord on or prior to December 31, 2004 any amounts of Minimum Rent and/or Percentage Rent deferred by Tenant pursuant to the foregoing provisions shall be an Event of Default hereunder." is hereby amended by replacing every instance of the year "2004" with the year "2005".

            3. AUTHORITY. Each party hereto represents and warrants that this Amendment has been duly authorized, executed and delivered on behalf of such party.

            4. MISCELLANEOUS.

                        (a) The Master Lease is in full force and effect and,
            except as set forth herein, unmodified.

                        (b) This Amendment may be executed in any number of
            counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

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                                                                   Exhibit 10.43

                        (c) In all respects, except to the extent that the
            context otherwise requires, references to "this Lease" (and words of similar import) in the Master Lease prior to its amendment hereby shall be deemed to refer to the Master Lease as amended hereby and as the same may hereafter be amended.

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                                                                   Exhibit 10.43

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives effective as of the day and year first above written.

                                    LANDLORD:

                                    AMERICOLD REALTY TRUST, a Maryland real
                                    estate investment trust

                                    By: /s/ JOSEPH MACNOW
                                        -------------------------------------
                                    Name:  Joseph Macnow
                                    Title: Vice President

                                    TENANT:

                                    AMERICOLD LOGISTICS, LLC, a Delaware limited liability company


                                    By: /s/ JOSEPH MACNOW
                                        -------------------------------------
                                    Name:  Joseph Macnow
                                    Title: Vice President

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